Exhibit H(46)

FORM OF

EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the “Agreement”) is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), effective as of the 1st day of February, 2022.

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, MassMutual Total Return Bond Fund, MassMutual Growth Opportunities Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Overseas Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMART℠ by JPMorgan In Retirement Fund, MassMutual RetireSMART℠ by JPMorgan 2020 Fund, MassMutual RetireSMART℠ by JPMorgan 2025 Fund, MassMutual RetireSMART℠ by JPMorgan 2030 Fund, MassMutual RetireSMART℠ by JPMorgan 2035 Fund, MassMutual RetireSMART℠ by JPMorgan 2040 Fund, MassMutual RetireSMART℠ by JPMorgan 2045 Fund, MassMutual RetireSMART℠ by JPMorgan 2050 Fund, MassMutual RetireSMART℠ by JPMorgan 2055 Fund, MassMutual RetireSMART℠ by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, and MassMutual Select T. Rowe Price Retirement Balanced Fund (the “Funds”) are each a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the SEC as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreements;

NOW THEREFORE, the Trust and the Manager hereby agree as follows and this agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of a Fund and the Manager:

(i)	The Manager agrees to waive 0.03% of the management fees of the MassMutual Total Return Bond Fund through January 31, 2023.

(ii)	The Manager agrees to waive 0.02% of the management fees of the MassMutual Growth Opportunities Fund through January 31, 2023.

(iii)	The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023 at the following amounts:

 MassMutual Select BlackRock Global Allocation Fund

Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual Overseas Fund

Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual 20/80 Allocation Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual 40/60 Allocation Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual 60/40 Allocation Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual 80/20 Allocation Fund

Expense Cap
Class I shares	0.09%
Class R5 shares	0.19%
Service Class shares	0.29%
Administrative Class shares	0.39%
Class A shares	0.64%
Class R4 shares	0.54%
Class R3 shares	0.79%

MassMutual RetireSMART by JPMorgan In Retirement Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART by JPMorgan 2020 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2025 Fund

Expense Cap
Class I shares	0.01%
Class R5 shares	0.11%
Service Class shares	0.21%
Administrative Class shares	0.31%
Class A shares	0.56%
Class R4 shares	0.46%
Class R3 shares	0.71%

MassMutual RetireSMART by JPMorgan 2030 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART by JPMorgan 2035 Fund

Expense Cap
Class I shares	0.05%
Class R5 shares	0.15%
Service Class shares	0.25%
Administrative Class shares	0.35%
Class A shares	0.60%
Class R4 shares	0.50%
Class R3 shares	0.75%

MassMutual RetireSMART by JPMorgan 2040 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2045 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART 2050 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

 MassMutual RetireSMART 2055 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

MassMutual RetireSMART by JPMorgan 2060 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

MassMutual Select T. Rowe Price Bond Asset Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price International Equity Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price Large Cap Blend Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price Real Assets Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

Expense Cap
Class I shares	0.00%

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

Expense Cap
Class I shares	0.00%

(iv)	The Manager agrees to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023 at the following amounts:

MassMutual Select T. Rowe Price Retirement Balanced Fund

Expense Cap
Class I shares	0.34%
Class M5 shares	0.49%
Class M4 shares	0.74%
Class M3 shares	0.99%

IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed on the 31st day of January, 2023.

MML INVESTMENT ADVISERS, LLC

By:
Douglas Steele, Vice President

MASSMUTUAL SELECT FUNDS on behalf of each of the Funds

By:
Renee Hitchcock, CFO and Treasurer